EXHIBIT 10.15

                         AMENDMENT NO. 1


     THIS AMENDMENT NO.1 is made and entered into this 26th day of October, 1993, by and among KENNAMETAL INC., a Pennsylvania corporation (the "Borrower"), and DEUTSCHE BANK
AG, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH, MELLON
BANK, N.A., and PNC BANK, NATIONAL ASSOCIATION (the
"Lenders").

                          RECITAL:

     WHEREAS, the Borrower and the Lenders entered into a Credit Agreement dated as of July 29, 1993, (the "Agreement") which they now desire to amend as set forth below.

     NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Article 6, Section 6.06, is hereby amended and the following is added to and made a part of said
          Article 6, Section 6.06, as a new Subsection
          6.06(f):

          "(f) Sales, conveyances, assignments, leases, abandonments, or other transfers or dispositions of properties (other than accounts receivable) between Subsidiaries of the Borrower."

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment No. 1 on the day and year first written above.


MELLON BANK, N.A.               KENNAMETAL INC.

BY   /s/  DANIEL A. BRAILER     BY   /s/  JAMES E. MORRISON
     ----------------------          ---------------------------
     Daniel A. Brailer               James E. Morrison
IT'S Vice President             IT'S Vice President & Treasurer


                                DEUTSCHE BANK AG, NEW YORK
                                BRANCH AND/OR CAYMAN
PNC BANK NATIONAL ASSOCIATION   ISLAND BRANCH

BY   /s/  PETER M. HILTON       BY   /s/  BOWEN T. DEPKE
     ---------------------           ---------------------------
     Peter M. Hilton                 Bowen T. Depke
IT'S Vice President             IT'S A.V.P.

                                             AND

                                BY   /s/  ROLF-PETER MIKOLAYCZYK
                                     ---------------------------
                                     Rolf-Peter Mikolayczyk
                                IT'S Director